Rule 497(e)
File Nos. 333-72042; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT ELEVEN

HV-5244 - PremierSolutions Standard (Series II)

Supplement dated October 8, 2026 to Prospectus dated May 1, 2026

Effective September 30, 2026, the name of Royce Smaller-Companies Growth Fund was changed to Royce Small-Cap Growth Fund.

Accordingly, prior information for the Royce Smaller-Companies Growth Fund - Service Class found in the table of funds in the “Appendix A – General Account Options and Underlying Funds” section of the above-referenced product Prospectus is updated as follows (all other information in the table of funds remains unchanged):

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2025)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Small Growth	Royce Small-Cap Growth Fund - Service Class* (Effective 9/30/2026, Royce Smaller-Companies Growth Fund is renamed Royce Small-Cap Growth Fund)	1.49%	19.34%	4.39%	10.22%
	Adviser: Royce & Associates, LP
	Subadviser: N/A
* Denotes Underlying Funds and their investment advisers that have entered into temporary expense reimbursements and /or fee waivers. See the prospectus for the Underlying Fund for further information.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
2026-PROSUPP-46